                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Franklin D. Haftl
                                        __________________________________
                                        Franklin D. Haftl

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                       /s/ Robert W. Fiondella
                                       ___________________________________
                                       Robert W. Fiondella

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                       /s/ Bernard Kelly
                                       __________________________________
                                       Bernard Kelly

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Wendy Luscombe
                                        __________________________________
                                        Wendy Luscombe

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Edward P. Lyons
                                        __________________________________
                                        Edward P. Lyons

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Philip R. McLoughlin
                                        __________________________________
                                        Philip R. McLoughlin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ David W. Searfoss
                                        __________________________________
                                        David W. Searfoss

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Donald H.Trautlein
                                        __________________________________
                                        Donald H. Trautlein

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and all amendments or supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March, 1998.

                                        /s/ Wilson Wilde
                                        __________________________________
                                        Wilson Wilde